UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of principal executive offices, including zip code)

(281) 589-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

The information included in Item 8.01 of this Current Report on Form 8-K pertaining to the entry into a Registration Rights Agreement (as defined below) is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 3.02. Unregistered Sales of Equity Securities

The information included in Item 8.01 of this Current Report on Form 8-K pertaining to the issuance of New Common Stock (as defined below) is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

Item 8.01. Other Events

On November 5, 2021 (the “Closing Date”), Callon Petroleum Company, a Delaware corporation (the “Company”), closed the exchange transaction pursuant to the previously announced Exchange Agreement (the “Exchange Agreement”), dated as of August 3, 2021, by and between the Company and Chambers Investments, LLC, a Delaware limited liability company (“Kimmeridge”), as holder of certain of the Company’s 9.00% Second Lien Senior Secured Notes due 2025 (the “Second Lien Notes”), which notes were issued pursuant to the Indenture, dated as of September 30, 2020, by and among the Company, the subsidiary guarantors named therein and U.S. Bank National Association, as trustee and collateral agent.

On the Closing Date, Kimmeridge exchanged $197.0 million in aggregate principal amount of Second Lien Notes held by Kimmeridge (the “Exchanged Notes”) for 5,512,623 shares of common stock, par value $0.01, of the Company (such shares, the “New Common Stock”), and the Exchanged Notes were cancelled and ceased to be outstanding. The New Common Stock was issued to Kimmeridge pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) thereunder.

In connection with the issuance of the New Common Stock on the Closing Date, the Company and Kimmeridge entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company is required to, subject to certain exceptions, prepare and file a registration statement under the Securities Act with the Securities and Exchange Commission, within ten business days of the Closing Date, in order to permit the public resale of the New Common Stock. The Registration Rights Agreement also includes certain customary demand rights for underwritten offerings and certain piggyback rights.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreement, a copy of which is attached as Exhibit 4.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
4.1	Registration Rights Agreement, by and between the Company and Kimmeridge, dated November 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

November 8, 2021	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer